SECURITIES AND EXCHANGE  COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	November 25, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of June 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC3)

	SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
	(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On November 25, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated November 25, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated November 25, 1998.


    SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
    NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
    SERIES 1998-NC3

    STATEMENT TO CERTIFICATEHOLDERS

    Distribution Date:            11/25/98


                   Beginning                               Ending
                   Certificate                             Certificate
ClassCusip     Balance(1)   Principal  Interest    Losses  Balance
A-1  79548KZZ4 141100759.03 4024870.50   705503.80    0.00 137075888.53
A-2  79548KA24  70094000.00       0.00   374418.78    0.00  70094000.00
A-3  79548KA32  64990000.00       0.00   349862.83    0.00  64990000.00
A-4  79548KA40  39025000.00       0.00   214312.29    0.00  39025000.00
A-5  79548KA57  32311000.00       0.00   186596.03    0.00  32311000.00
A-6  79548KA65  47400000.00       0.00   254775.00    0.00  47400000.00
M-1  79548KA73  23699000.00       0.00   133306.88    0.00  23699000.00
M-2  79548KA81  16590000.00       0.00    93318.75    0.00  16590000.00
M-3  79548KA99  23700000.00       0.00   133312.50    0.00  23700000.00
CE   N/A         7110600.00       0.00  1131020.04    0.00   7110600.00
P    N/A               1.00       0.00    74654.78    0.00         1.00
R-III79548KB49         0.00       0.00        0.00    0.00         0.00
Total          466020360.03 4024870.50  3651081.68    0.00 461995489.53


                                                      PASS THROUGH RATES
                                           Ending              Current
                                           Certificate      Pass-Through
Class Principal Interest Total Balance Losses Interest Rate A-1 26.998058 4.7323840 31.730442 919.47873 0.00000 6.00000%
A-2   0.000000    5.3416666  5.3416666  1000.00000 0.00000      6.41000%
A-3   0.000000    5.3833333  5.3833333  1000.00000 0.00000      6.46000%
A-4   0.000000    5.4916666  5.4916666  1000.00000 0.00000      6.59000%
A-5   0.000000    5.7750002  5.7750002  1000.00000 0.00000      6.93000%
A-6   0.000000    5.3750000  5.3750000  1000.00000 0.00000      6.45000%
M-1   0.000000    5.6250002  5.6250002  1000.00000 0.00000      6.75000%
M-2   0.000000    5.6250000  5.6250000  1000.00000 0.00000      6.75000%
M-3   0.000000    5.6250000  5.6250000  1000.00000 0.00000      6.75000%
CE    0.000000  159.0611256  159.06113  1000.00000 0.00000      2.91237%
P     0.000000  746547.8000 746547.800    10.00000 0.00000 N/A
R-III 0.000000    0.0000000   0.000000     0.00000 0.00000      6.75000%

    (1) The Class CE Certificates accrue interest on a Notional Balance equal to the Aggregate REMIC II Principal Balance.

    (2) The Class P Certificates do not accrue interest. Any amounts appearing as Interest Distributions represent payments of Prepayment Charges.


    Section 4.02 (iii.)
    MASTER SERVICER COMPENSATION             194175.15
    TRUSTEE FEES                                  0.00

    Section 4.02 (iv.)
    P&I ADVANCES                Total Advances                456283.18
    *Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

    Section 4.02 (v.)
    BALANCES AS OF:   25-Nov-98
                Stated Principal Balance of Mortgage Loans  461940171.59
                Stated Principal Balance of REO Properties      55317.98

    Section 4.02 (vi.)
    MORTGAGE LOAN CHARACTERISTICS
         Number of Loans (Beginning)                                5304
         Aggregate Principal Balance as of the Due Date     466020360.07
         Number of Loans (Ending)                                   5258
         Aggregate Principal Balance as of the Due Date     461995489.57
         Weighted Average Remaining Term to Maturity                 330
         Beginning Weighted Average Mortgage Rate              9.715281%
         Number of Subsequent Loans                                    0
         Balance of Subsequent Loans                                0.00

							 Unpaid               Stated
    Section 4.02 (vii.)                    Principal          Principal
    DELINQUENCY INFORMATION                Balance     Number   Balance
    30-59 days delinquent                 7880644.09    103   7862884.68
    60-89 days delinquent                 1651370.33     23   1648134.63
    90 or more days delinquent             528050.40      8    526734.41
    Foreclosure proceedings have commenced 5979626.07    65   5963722.70
    Bankruptcy proceedings                2125173.99     20   2122420.74
    *Note:  In accordance with the Master Servicer, the Delinquency
    Information relates to the Prepayment Period.


    Section 4.02 (viii.)
    REO INFORMATION Loans that became REO properties in the
                    preceding calendar month:
                                Unpaid     Stated
                                Principal  Principal
                   Loan Number  Balance    Balance
                          86866   55500.00    55317.98

    Section 4.02 (ix.)       Book Value of REO Properties:      60298.75
    REO BOOK VALUES


    Section 4.02 (x.)
    PRINCIPAL PREPAYMENTS
                  Aggregate Amount of Principal Prepayments
                                        Curtailments            91426.37
                                        Payments in Full      3560303.15

                Scheduled Principal                            373140.98
                Prepayment Charges                              74654.78
                REO Principal Amortization                         23.45

    Section 4.02 (xi.)         Realized Losses that were incurred during
    REALIZED LOSSES            the related Prepayment Period:

                                Total Realized Losses     0.00
                                Which Include:
                                Extraordinary Losses      0.00
                                Fraud Losses              0.00
                                Special Hazard Losses     0.00
                                Bankruptcy Losses         0.00

    Section 4.02 (xii.)
    EXTRAORDINARY TRUST FUND
         Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
         Available Distribution Amount:                   0.00

    Section 4.02 (xiv.)
    CERTIFICATE FACTOR                     Certificate
                                           Factor
                                Class A-1    0.9194787
                                Class A-2    1.0000000
                                Class A-3    1.0000000
                                Class A-4    1.0000000
                                Class A-5    1.0000000
                                Class A-6    1.0000000
                                Class M-1    1.0000000
                                Class M-2    1.0000000
                                Class M-3    1.0000000
                                Class CE     0.9746746


    Section 4.02 (xv.)
    INTEREST DISTRIBUTION AMOUNTS

                              Interest   Reduction from Allocation of:
                  Interest     Carry      Prepayment          Relief Act
                   Distribution Forward    Interest   Realized Interest
                  Amount       Amount     Shortfalls  Losses  Shortfalls
A-1          705503.80       0.00        0.00    0.00         0.00
A-2          374418.78       0.00        0.00    0.00         0.00
A-3          349862.83       0.00        0.00    0.00         0.00
A-4          214312.29       0.00        0.00    0.00         0.00
A-5          186596.03       0.00        0.00    0.00         0.00
A-6          254775.00       0.00        0.00    0.00         0.00
M-1          133306.88       0.00        0.00    0.00         0.00
M-2           93318.75       0.00        0.00    0.00         0.00
M-3          133312.50       0.00        0.00    0.00         0.00
CE          1131020.04 NA                0.00    0.00         0.00
TOTAL       3576426.90       0.00        0.00    0.00         0.00

 Section 4.02 (xvi.)
 PREPAYMENT INTEREST SHORTFALLS
 Prepayment Interest Shortfalls not covered by the Servicer:        0.00

 Section 4.02 (xvii.)
                             Relief Act Interest Shortfall          0.00


 Section 4.02 (xviii.)       Fraud Loss Amount               14220000.00
                             Bankruptcy Amount                 116717.00
                             Special Hazard Amount            4740000.00

 Section 4.02 (xix.)
               Required Overcollateralized Amount            7110600.00
               Credit Enhancement Percentage                   15.38967%

 Section 4.02 (xx.)
               Overcollateralization Increase Amount               0.00

 Section 4.02 (xxi.)
               Overcollateralization Reduction Amount              0.00

 Section 4.02 (xxii.)
    PASS THROUGH RATE                      Current     Next
                                           Pass-ThroughPass-Through
                                           Rate        Rate
                                A-1             6.0000% 6.0000%
                                A-2             6.4100% 6.4100%
                                A-3             6.4600% 6.4600%
                                A-4             6.5900% 6.5900%
                                A-5             6.9300% 6.9300%
                                A-6             6.4500% 6.4500%
                                M-1             6.7500% 6.7500%
                                M-2             6.7500% 6.7500%
                                M-3             6.7500% 6.7500%
                                CE              2.9124%
                                P          N/A
                                R-III           6.7500%



 Section 4.02 (xxiii.)
    PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
    Amount on Deposit in the Pre-Funding Account          0.00
    Amount on Deposit in the Interest Coverage Account    0.00


 Section 4.02 (xxiv.)
    PRE-FUNDING ACCOUNT DEPOSITS
    Amount from the Pre-Funding Account
    distributed to the Certificates                       0.00

    PERFORMANCE MEASURES
    Net Monthly Excess Cash Flow                    1131020.04
                   Delinquency Percentage             2.23299%

                   Stepdown Date Occurrence            NO
                   Trigger Event Occurrence            NO




	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


	SALOMON BROTHERS MORTGAGE
	SECURITIES VII, INC.


	By: /s/ Eve Kaplan
	Name:  Eve Kaplan
	Title:	Vice President
	U.S. Bank National Association


Dated: 	November 30, 1998